FIRST AMENDMENT
                                          TO
                    AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                     Introduction

                 This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), is dated as of December 18, 1997 and is entered into by and between HONDO OIL & GAS COMPANY, a Delaware corporation (the "Borrower"), and LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED, a United Kingdom corporation (the "Lender"), as assignee of Thamesedge, Ltd.

                                       Recitals

                 The Borrower  and the Lender (as  assignee of Thamesedge  Ltd.)
       are parties to a Revolving Credit Agreement dated as of June 28, 1996, as same has been amended and restated pursuant to an Amended and Restated Revolving Credit Agreement dated as of July 2, 1997 (the "Existing Loan Agreement"), pursuant to which there has been established a $20,500,000 revolving credit facility in favor of the Borrower. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Existing Loan Agreement.

                 The  Borrower  has  requested  that  the  Lender  increase  the
       Lender's Commitment to $27,500,000 and $7,500,000 to cover potential interest that may be added to principal pursuant to Section 2.05 of the Existing Loan Agreement. The Lender is willing to so increase the Commitment based on the Borrower's representation that, by October 1, 1998, the Lender shall have received a report that Borrower's proved reserves will have increased to a minimum of 65,475,554 mcf and the Borrower's agreement that if its proved reserves fail to reach such level, an Event of Default will occur.

                 The Borrower has requested that the Lender enter into this Amendment in order to reflect the foregoing and certain other amendments to the Existing Loan Agreement, and the Lender has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                       Agreement

                 In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                 Section   1.     Amendment to  Existing  Loan Agreement.    The
       Existing Loan Agreement is hereby amended as of the date first written above as follows:

                 (A)  The   definition  of   the  terms   "Agreement"  ,   "this
       Agreement" and "Lender" in the introductory paragraph are hereby amended to read as follows:

                 "Agreement" and  "this Agreement"  shall mean  the Amended  and
            Restated Revolving Credit Agreement, together with all schedules and exhibits thereto, as amended by the First Loan Amendment, and as the same may be supplemented, modified, amended or restated from time to time.

                 "Lender"  shall  mean  London  Australian  &  General  Property
            Company Limited, a United Kingdom corporation.

                 (B) In Section 1.01 of the Existing Loan Agreement, the definitions of "Credit Documents" , "Guaranty" and "Note" are hereby deleted in their entirety, and the following new definitions are hereby inserted in their respective places:

                 "Credit Documents" means the Agreement, the Note, the  Guaranty and the Security Agreement.

                 "Guaranty" shall mean the  Guaranty  from the Guarantor to  the
            Original Lender dated as of July 2, 1997, as assigned by the Original Lender to the Lender, as amended by the First Guaranty Amendment and as the same may be supplemented, modified, amended or restated from time to time.

                 "Note" shall mean  the Amended and Restated Promissory Note  of the Borrower substantially in the form of Exhibit A to the First Loan Amendment.

                 (C) In Section 1.01 of the Existing Loan Agreement, the following new definitions of "First Guaranty Amendment", "First Loan Amendment", "First Security Agreement Amendment", "Interest Advance", "Original Lender" and "Security Agreement" are hereby inserted in their respective proper alphabetical positions without the deletion or modification of any other material:

                 "First  Guaranty  Amendment" shall  mean  the  First  Amendment dated as of December 18, 1997 to the Guaranty in substantially the form of Exhibit B to the First Loan Amendment.

                 "First Loan Amendment" shall mean the First Amendment dated  as of December 18, 1997 to Amended and Restated Revolving Credit Agreement between the Borrower and the Lender.

                 "First  Security  Agreement Amendment"  shall  mean  the  First
            Amendment dated December 18, 1997 to the Security Agreement in substantially the form of Exhibit C to the First Loan Amendment.

                 "Interest Advances" has the meaning set forth in Section 2.01.

                 "Original Lender" shall mean Thamesedge Ltd.

                 "Security   Agreement"  shall   mean  the   Security   Interest
            Agreement dated May 13, 1997 between the Original Lender (and assigned to Lender), the Borrower, Folio Trust Company Limited, a Jersey company, and Folio Nominees Limited, a British Virgin Islands company, as mended by the First Security Agreement Amendment and as the same may be supplemented, modified, amended or restated from time to time.

                 (D) Section 2.01 of the Existing Loan Agreement is hereby deleted in its entirety, and the following new section is hereby inserted in its place:

                      "SECTION 2.01   The Advances.  The Lender  agrees, on  and
                 subject to the terms and conditions hereinafter set forth and provided no Event of Default has occurred and is continuing, to make advances (the "Advances") to the Borrower from time to time during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding $35,000,000, as such amount is reduced from time to time pursuant to Section 2.03 (the "Commitment"); provided, however, that $7,500,000 of the Commitment may only be used to fund interest added to principal of the note pursuant to Section 2.05 (the "Interest Advances"). Each Advance shall be in an amount not less than $100,000. Within the limits of the Commitment, the Borrower may borrow, prepay pursuant to Section 2.04(a) and reborrow under this Section 2.01."

                 (E) Section 2.02 of the Existing Loan Agreement is hereby deleted in its entirety, and the following new section is hereby inserted in its place:

                      "SECTION 2.02   Making the Advances.  Each Advance  (other
                 than an Interest Advance which shall be made by book entry) shall be made on at least three Business Days notice from the
                 Borrower to the Lender specifying the date and amount  thereof.
                  Not later than  10:00 a.m., London time,  on the date of  such
                 Advance and upon  fulfillment of the applicable conditions  set forth in Article III, the Lender will make such Advance available to the Borrower in immediately available funds at
                 such  account  and  location  as  Borrower  may  designate   in
                 writing."

                 (F) Section 2.03 of the Existing Loan Agreement is hereby deleted in its entirety, and the following new section is hereby inserted in its place:

                      "SECTION  2.03    Optional  and  Mandatory  Reductions  of
                 Commitment. Without any notice to the Borrower or any other action by an Person, the Commitment shall be automatically and permanently reduced (i) by an amount equal to the aggregate principal amount of the Advances repaid (or due but not repaid) pursuant to Section 2.04(c); and (ii) in accordance with Section 6.01."

                 (G)  At  the conclusion  of Section   6.01(g)  of the  Existing
       Loan Agreement, the following is hereby inserted:

                 "; and"

                 (H) In Section 6.01 of the Existing Loan Agreement, the following new subsection (h) is hereby inserted at the end thereof without deletion or (except as provided in clause (E) above) modification of any other material:

                 "(h) the Borrower shall have failed to furnish to Lender, by October 1, 1998, a proved gas reserve report of Netherland, Sewell & Associates that shows that a minimum of 13,000,000 mcf (25%) of proved gas reserve exists, which are subject to the Opon Association Contract in which Hondo Magdalena then participates, above the proved gas reserve of 52,475,554 mcf at September 30, 1997."

                 (I) In Section 7.02 of the Existing Loan Agreement, the address of the Lender is amended by deleting the present address and inserting the following:

                 "if to the Lender, to it at London Australian & General Property Company Limited, 4 Grosvenor Place, London, SW1X 7DL, England, telephone 011-44-171-201-600, telecopier 011-44-171-
                 201-6100, Attention  Robin Whitten with  a copy  to Rudolph  H.
                 Funke, Esq. at 805 Third Avenue, 18th Floor, New York, NY 10022, telephone 212-715-7001, telecopy 212-838-8141;"

                 (J) Exhibit A to the Existing Loan Agreement is hereby deleted in its entirety, and Exhibit A to this Amendment is hereby inserted in its place.

                 Section 2. Acknowledgment of Outstanding Loans. The Borrower hereby acknowledges, certifies and agrees that: (a) pursuant to the Existing Loan Agreement, the Lender has made loans to the Borrower that are outstanding as of the date of this Amendment in the aggregate principal amount of $18,866,026.56 (including interest of $1,166,026.56 that has been added to principal in accordance with
       Section 2.05 of the Agreement); and (b) the obligations of the Borrower to repay those loans (with interest) to the Lender and to perform or otherwise satisfy its other obligations, as well as the security interests in the Collateral (as defined in the Security Agreement) granted by the Borrower to the Lender in the Security Agreement and the obligations of the Guarantor in the Guaranty: (i) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment, (ii) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (iii) are and shall continue to be governed by the terms and provisions of the Existing Loan Agreement and other Credit Documents as supplemented, modified and amended by this Amendment.

                 Section  3.     Bringdown of Representations,  Etc.  As of  the
       date of this Amendment, both before and after giving effect to the terms and provisions of this Amendment, and both prior to and after giving effect to any requested Advance: (a) the representations and warranties of the Borrower set forth in the Existing Loan Agreement and in the Security Agreement and of the Guarantor set forth in the Guaranty are true and correct in all material respects with the same effect as though those representations and warranties had been made on and as of the date hereof; (b) no Event of Default or Default has occurred and is continuing; (c) the Board of Directors of the Borrower has duly authorized the execution and delivery by the Borrower of the Existing
       Loan Agreement, the First Loan Amendment and the First Security Agreement Amendment by the Borrower; (d) the Board of Directors of the Guarantor and the Borrower, as sole shareholder of the Guarantor (with authorization by the Board of Directors of the Borrower), has authorized the execution and delivery by the Guarantor of the Guaranty and the First Guaranty Amendment; and (e) there are no actions, suits or proceedings pending or, to the best knowledge of the undersigned, threatened or contemplated by any person for the liquidation, dissolution or bankruptcy of the Borrower or the Guarantor or otherwise threatening their respective existences or challenging or calling into question the power or authority of the Borrower or the Guarantor to execute or deliver any Credit Document to which it is or will be a party or to perform any of its obligations thereunder.

                 Section 4. Counterparts. This Amendment may be signed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto.

                 Section 5. Governing Law, Etc. Sections 7.06 ("Binding Effect"; Governing Law") and 7.09 ("Jurisdiction") of the Existing Loan Agreement are incorporated herein by reference and shall pertain separately to this First Loan Amendment as well as the Existing Loan Agreement and the Agreement.

                 Section 6. Agreement to Continue as Amended. The Existing Loan Agreement, as supplemented, modified and amended by this Amend-ment, and the other Credit Documents, as amended pursuant to the amendments and/or restatements thereto being entered into contemporaneously herewith, shall remain and continue in full force and effect after the date hereof.

                 Section 7. Entire Agreement. This Amendment contains the entire agreement of the parties and supersedes all other repre-sentations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained in this Amendment.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized. as of the date first above written.

                                          HONDO OIL &GAS COMPANY


                                          By:  /s/ John J. Hoey
                                               -------------------------------
                                               John J. Hoey; President

                                          LONDON AUSTRALIAN & GENERAL
                                          PROPERTY COMPANY LIMITED


                                          By:  /s/ R. E. Whitten
                                               -------------------------------
                                               R. E. Whitten; Director

                                     [END OF PAGE]

                                       EXHIBIT A

                          AMENDED AND RESTATED PROMISSORY NOTE

       As of December 18, 1997                                     $35,000,000

            FOR VALUE RECEIVED, the undersigned, HONDO OIL & GAS COMPANY, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED, a United Kingdom corporation (the "Lender"), on January 1, 1999 the principal sum of $35,000,000 or, if less than $35,000,000, the aggregate unpaid principal amount of all Advances (as defined below) made by the Lender to the Borrower pursuant to the Agreement (as defined below), together with all accrued but unpaid interest and all interest added to the principal of this Note (as such has been and may be supplemented, modified, amended or restated from time to time, "this Note").

            The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at the rate per annum equal at all times to 13% (or the maximum interest rate permitted by law, whichever is less) on each October 1 and April 1 until maturity; provided, however, that any amount of principal on Advances that are not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all time to 18% (or the maximum interest rate permitted by law, whichever is less).

            As  used herein, "Business Day" means any  day of the year on  which banks are not required or authorized to close in London or Houston, Texas. All computations of interest shall be made by the Lender on the basis of a year of 360 days and the actual number of days occurring in the period from which such interest is payable. Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

            Both principal and interest are payable not later than 12:00 noon London time on the day when due in lawful money of the United States of America to the Lender at such account and place as Lender shall designate in immediately available funds. Each Advance made by the Lender to the Borrower pursuant to the Agreement, and all payments made on account of principal thereof, may, but need not be recorded by the Lender on its books and records on the grid attached hereto and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error. Failure to make any such entry or endorsement shall not effect the actual principal amount outstanding or the enforceability of this Note.

            This Amended and Restated Note (i) has been issued by Borrower to renew, extend, amend, restate and replace the Note dated July 2, 1997 issued by Borrower in the principal amount of $20,500,000 (the "Prior Note"), (ii) is the "Note" referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement between the Borrower and the Lender dated as of July 2, 1997 (as same has been and may be supplemented, modified, amended or restated from time to time, the "Agreement"), (iii) evidences all indebtedness and other amounts outstanding from time to time under the Agreement and (iv) although issued in substitution for and restatement of the Prior Note, this Note shall not be deemed to have been issued in payment, satisfaction, cancellation or novation of the Prior Note. The Agreement, among other things: (1) provides for the making of advances (the "Advances") by the Lender to the Borrower and (2) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments an account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

            This Note is a renewal and replacement of that certain other note in the amount of $20,500,000 from Borrower to Lender dated as of July 2, 1997 which, in turn, replaced a note in the amount of $13,500,000 from Borrower to Lender dated June 28, 1996.

            This Note is guaranteed by the Amended and Restated Guaranty of Hondo Magdalena Oil & Gas Limited dated July 2, 1997 (as the same has been and may be supplemented, modified, amended or restated from time to time, the "Guaranty").

            Payment of this note is secured pursuant to the Security Agreement dated May 13, 1997 between the Lender, the Borrower, Folio Trust Company Limited, a Jersey company, and Folio Nominees Limited, a British Virgin Islands company (as the same has been and may be supplemented, modified, amended or restated from time to time, the "Security Agreement").

            This  Note shall be governed by,  and construed in accordance  with, the laws of the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties intend (among other things) to thereby avail themselves of the benefit of Section 5-1401 of the General Obligations Law of the State of New York.

            The Borrower hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in New York City over any action or proceeding arising out of or relating to this Note or the Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by sending copies of such process to it at its address and in the manner determined under Section 7.02 of the Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower further waives any objections to venue in such State and any objection to an action or proceeding in such State on the basis of forum non  conveniens.
        The Borrower further agrees that any action or proceeding brought by  it against  the Lender shall  be brought only  in New York  State or  United
       States Federal court sitting in New York County, New York. The Borrower and the Lender waive any right it may have to jury trial.

            Nothing herein shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or any of its properties in the courts of any other jurisdictions.

            To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocable waives such immunity in respect of its obligations under the Credit this Note, the Agreement and the Guaranty.

                                          HONDO OIL & GAS COMPANY

                                          By:
                                               -------------------------------
                                               John J. Hoey; President
                                     [END OF PAGE]

                                   SCHEDULE TO NOTE

                      Amount of      Principal      Principal      Notation
            Date      Advance        Paid           Outstanding    Made By
            ----      ---------      ---------      -----------    --------
                      Carryover
            12/18/97  from Prior          --        $18,866,026.56
                      Note
                                     [END OF PAGE]

                                       EXHIBIT B

                               FIRST GUARANTY AMENDMENT

                                                    As of December 18, 1997

       Hondo Magdalena Oil & Gas Limited
       c/o Hondo Oil & Gas Company
       10375 Richmond Avenue, Suite 900
       Houston, Texas 77042

              Re:     Guaranty

       Gentlemen:

           As you know, London Australian & General Property Company Limited is in the process of amending its existing Amended and Restated Revolving Credit Agreement, dated as of July 2, 1997 (as currently in effect, the "Existing Loan Agreement"), with Hondo Oil & Gas Company (the "Borrower"), which you guarantied pursuant to your Guaranty executed and delivered as of July 2, 1997 (as currently in effect, the "Existing Guaranty") in our favor (as assignee of Thamesedge Ltd., the "Original Lender"). Under the proposed amendment, among other things (a) the
       Commitment and, accordingly, the principal amount subject to the Guaranty, is being increased to $35,000,000 (including $7,500,000 that may represent interest added to principal), (b) an Event of Default is being added to the Existing Loan Agreement to the effect that it shall be an Event of Default if the Borrower shall have failed to furnish to Lender, by October 1, 1998, a proved gas reserve report of Netherland, Sewell & Associates that shows that a minimum of 13,000,000 mcf (25%) of proved gas reserve exists, which are subject to the Opon Association Contract in which Hondo Magdalena then participates, above the proved gas reserve of 52,475,554 mcf at September 30, 1997 and (c) the definition of the term "Credit Documents" is being amended to include that certain Security Agreement dated May 13, 1997, as amended as of the date hereof (as same may be supplemented, modified, amended or restated from time to time).

           We understand that you have reviewed a copy of the final version of the proposed First Amendment to the Existing Loan Agreement, including, without limitation, the proposed Amended and Restated Promissory Note relating thereto and the Security Agreement (collectively, the "Loan Agreement Amendments"). Capitalized terms used but not defined in this letter are used as they are defined in the Existing Guaranty. For all purposes, "Guaranty" means the Existing Guaranty, as modified by this letter, and as the same may be further supplemented, modified, amended and restated from time to time in the manner provided therein.

           Please execute this letter to acknowledge your agreement to the Loan Agreement Amendments and that your guarantee and other obligations under the Guaranty remain and continue in full force and effect both before and after giving effect to the Loan Agreement Amendments and related documentation (including, without limitation, the matters set forth in this letter). Our request to you in this instance does not obligate us to notify you or seek your consent in the future as to any amendment or other matter where (pursuant to your Guaranty, or otherwise) such notice or consent is not required.

           Your signature, where indicated below, also will constitute your acknowledgment of and agreement to the following modifications to the Existing Guaranty (without limiting the prior paragraph of this letter):

              i. London  Australian  &  General  Property  Company  Limited  has
                   become the "Lender" for purposes of the Existing Loan Agreement, as amended by the Loan Agreement Amendments, the Guaranty and the other Credit Documents;

              ii.     The Guaranty now  covers, among other things, all  amounts borrowed and to be borrowed (and interest thereon) under the Existing Loan Agreement, as amended by the Loan Agreement Amendments;

              iii.    You represent  and warrant that  your representations  and warranties set forth in the Existing Guaranty are true and correct in all material respects on and as of the date of this letter, after giving effect hereto, with the same effect as though those representations and warranties had been made on and as of the date hereof; and

              iv. Section 7 of the Existing Guaranty is amended to read as follows:

              "SECTION 7.  Consent to Jurisdiction; Waiver of Immunities.

                 (a) Guarantor hereby irrevocably submits to the jurisdiction of any New York or federal court sitting in New York in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York or federal court. The Guarantor hereby irrevocably waives, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Guarantor hereby irrevocably appoints John J. Hoey (the "Process Agent"), with an office on the date hereof at Hondo Oil & Gas Company, 10375 Richmond Avenue, Suite 900, Houston, TX 77042, telephone (713) 954-4600, telecopier (713) 954-4601, as its agent to receive, on behalf of the Guarantor and its property, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's address above, and the Guarantor hereby irrevocably authorizes and directs the Process


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              Agent  to accept such service  on its behalf.   As an  alternative
              method of service, Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Guarantor at its
              address specified  in Section 11.   Guarantor agrees that a  final
              judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                 (b) Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdictions.

                 (c) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty."

              v. Notices, requests  and demands to the  Lender, as set forth  in
                 Section 11 of the Existing Guaranty, shall be in writing and shall be effective when delivered to the Lender at London
                 Australia & General Property Company, Four Grosvenor Place, London, SW1X 7DL, England, telephone 011-44-171-201-6000, telecopier 011-44-171-201-6100, Attention: R. E. Whitten, with a copy to Rudolph H. Funke, Esq. at 805 Third Avenue, 18th Floor, New York, NY 10022, telephone 212-715-7001, telecopier 212-838-8141.

              vi.     This Guaranty shall be  governed by the laws of the  State of New York (other than those that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties intend
                 (among other things) to thereby avail themselves of the benefit of Section 5-1401 of the General Obligations Law of the State of New York.

              Your signature,  where indicated below, also will constitute  your acknowledgment of and agreement and certification that: (a) pursuant to the Existing Loan Agreement, the Lender has made Advances (as defined) to the Borrower that are outstanding as of the date of this letter in the aggregate principal amount of $18,866,026.56 (including $1,166,026.56 of interest added to principal); (b) the obligations of the Borrower to repay all Advances (including those to be made pursuant to the Loan Agreement Amendments) with interest, to the Lender and to perform or otherwise satisfy all other obligations, as well as the security interests in the Collateral (as defined in the Security Agreement) granted by the Borrower to the Lender, (i) each remain and shall continue in full force and effect, both before and after giving effect to the transactions contemplated by this letter, (ii) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (iii) are and shall continue to be governed by the terms and provisions of the Existing Loan Agreement and other Credit Documents, as amended by the Loan Agreement Amendments and as same may be supplemented, modified,


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       amended  or restated in the future; (e) your absolute, unconditional  and irrevocable guarantee to the Lender of the full and punctual payment and satisfaction of the foregoing and any and all other obligations the Borrower (i) remains and shall continue in full force and effect, both before and after giving effect to the transactions contemplated by this letter, (ii) is not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and
       (iii) is and shall continue to be governed by the terms and provisions of the Existing Guaranty and other Credit Documents as supplemented, modified and amended.

                                          Very truly yours,

                                          LONDON AUSTRALIAN & GENERAL
                                          PROPERTY COMPANY LIMITED


                                          By:
                                               -------------------------------

       ACKNOWLEDGED AND AGREED:

       HONDO MAGDALENA OIL & GAS LIMITED


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